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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 15, 2002
                                 (Date of Report
                        Date of earliest event reported)

                        -------------------------------

                           NEWMONT MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                        -------------------------------


        Delaware                     1-31240                    84-1611629
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                               1700 Lincoln Street
                             Denver, Colorado 80203
          (Address of principal executive offices, including Zip Code)


                                 (303) 863-7414
              (Registrant's telephone number, including area code)


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


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(b)       Pro Forma Financial Information.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     On February 16, 2002, Newmont Mining Corporation ("Newmont") completed the acquisition of Franco-Nevada Mining Corporation Limited ("Franco-Nevada") pursuant to a Plan of Arrangement. On February 20, 2002, Newmont gained control of Normandy Mining Limited ("Normandy") through an off-market bid for all of the ordinary shares in the capital of Normandy. On February 26, 2002, when Newmont's off-market bid for Normandy expired, Newmont had a relevant interest in more than 96% of Normandy's outstanding shares. Newmont exercised its rights to acquire the remaining shares of Normandy in April 2002. The unaudited Pro Forma Combined Condensed Statement of Operations has been prepared assuming that Newmont acquired 100% of both Franco-Nevada and Normandy effective January 1, 2002.

     The unaudited pro forma financial information contained herein has been prepared to assist you in your analysis of the financial effects of the acquisitions of Normandy and Franco-Nevada (the "Transaction"). We derived this information for each of the respective companies as follows:

     o    Newmont's   results  of  operations  were  derived  from  its  audited financial statements for the year ended December 31, 2002. These audited financial statements are included in Newmont's Annual Report on Form 10-K for the year ended December 31, 2002, filed March 27, 2003. The results of operations of Normandy and Franco-Nevada were included with the consolidated results of operations of Newmont from February 16, 2002 forward. Newmont's historical results of operations were prepared using accounting principles generally accepted in the United States ("US GAAP") and in United States Dollars ("US$" or "$"). Newmont's Consolidated Balance Sheet at December 31, 2002, presented in the Annual Report on Form 10-K, already reflects the combination of Newmont, Normandy and Franco-Nevada.

     o Normandy's results of operations for the period January 1, 2002 to February 15, 2002 were derived from unaudited financial information. Normandy's results of operations for this period were prepared using US GAAP and are in US$.

     o Franco-Nevada's results of operations for the period January 1, 2002 to February 15, 2002 were derived from unaudited financial information. Franco-Nevada's results of operations for this period were prepared using US GAAP and are in US$.

     The information contained herein is summarized and you should read it in conjunction with the historical financial statements and related notes contained in the annual reports and other information that Newmont has filed with the Securities and Exchange Commission, the Australian Stock Exchange Limited and various securities commissions and similar authorities in Canada, respectively.

     The Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2002 gives effect to the Transaction as if it had occurred on January 1, 2002.

     The Unaudited Pro Forma Combined Condensed Statement of Operations is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the Unaudited Pro Forma Combined Condensed Statement of Operations as being indicative of the historical results that would have been achieved had the Transaction occurred in the past or the future financial results that the combined company will achieve after the Transaction.


                                       2

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                           NEWMONT MINING CORPORATION
                 ACQUISITION OF 100% OF NORMANDY MINING LIMITED
              AND 100% OF FRANCO-NEVADA MINING CORPORATION LIMITED
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002
          (In millions of United States dollars, except per share data)



                                                                 January 1, 2002 to February 15, 2002
                                                              --------------------------------------------
                                                                                                              Newmont,
                                                                                                            Normandy and
                                                                                             Acquisition   Franco-Nevada
                                                 Newmont        Normandy   Franco-Nevada     Adjustments     Combined
                                            ---------------- ------------- ------------- ---------------- ---------------

Sales and other income .....................  $    2,745.0    $    111.4    $     65.9     $   (18.6)(2a)   $   2,903.7

Costs and Expenses
    Costs applicable to sales  .............       1,571.9          70.5            --          (0.5)(2b)       1,641.9
    Depreciation, depletion and
    amortization  ...........................        505.6          20.9           1.0           6.7 (2c)         534.2
    Interest, net of capitalized interest  .         129.6           4.2            --           1.1 (2d)         134.9
    Other  .................................         281.8         (14.1)          9.6            --              277.3
                                             --------------   -----------   -----------   -----------      -------------
                                                   2,488.9          81.5          10.6           7.3            2,588.3
                                             --------------   -----------   -----------   -----------      -------------
Operating income (loss)  ...................         256.1          29.9          55.3         (25.9)             315.4

Loss  on derivative instruments  ...........         (39.8)       (249.3)           --            --             (289.1)
                                             --------------   -----------   -----------   -----------        -----------

Pre-tax income (loss) before minority interest,
  equity income (loss) of affiliates and
  cumulative effect of a change in accounting
  principle  ...............................         216.3        (219.4)         55.3         (25.9)              26.3
Income tax (expense) benefit  ..............         (19.9)         63.9         (14.6)         10.9 (2e)          40.3
Minority interest in (income) loss of
  subsidiaries..............................         (97.4)          0.2            --          (1.4)(2f)         (98.6)
Equity income (loss) of affiliates  ........          51.4          (3.1)          1.9           0.6 (2g)          50.8
                                             --------------   -----------   -----------     ---------      -------------

Net income (loss) before cumulative effect
  of a change in accounting principle  .....         150.4        (158.4)         42.6         (15.8)              18.8
Preferred stock dividends  .................          (3.7)           --            --            --               (3.7)
                                            ---------------   -----------   -----------     ----------    --------------

Net income (loss) applicable to common
  shares before cumulative effect of a
  change in accounting principle  ..........         146.7        (158.4)         42.6         (15.8)              15.1
                                              ==============  ----------   -----------   -----------        ===========



Net income before cumulative effect of a
  change in accounting principle per common
  share, basic  ............................  $       0.40                                                  $      0.04
                                             ==============                                                  ===========



Net income before cumulative effect of a
  change in accounting principle per common
  share, diluted ...........................  $       0.39                                                  $      0.04
                                             ==============                                                  ===========


Basic weighted average common shares
  outstanding (in millions)  ...............        370.9                                       27.8 (2h)         398.7
                                            ==============                                  =========        ===========


Diluted weighted average common shares
  outstanding (in millions)  ...............         373.0                                      27.6 (2h)         400.6
                                           ===============                               ===========      =============

                                       3

Note 1--Basis of Presentation

     The Pro Forma presentation reflects the acquisitions of Normandy and Franco-Nevada as purchases for accounting purposes. Newmont issued approximately
86.5 million shares of common stock to stockholders of Normandy and approximately 110.5 million shares of common stock (including exchangeable shares of a subsidiary that are exchangeable at any time into Newmont common shares on a one-for-one basis) to the stockholders of Franco-Nevada. For accounting purposes only, the shares issued to Normandy stockholders include the Newmont stock applicable to the 19.8% of Normandy held by Franco-Nevada. The shares issued to Franco-Nevada stockholders exclude the Newmont shares applicable to its 19.8% holding in Normandy.

     The accompanying Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2002 includes historical revenues and expenses of Newmont, Normandy and Franco-Nevada for that year, adjusted to US GAAP.

     The Unaudited Pro Forma Combined Condensed Statement of Operations does not include all information and notes required by US GAAP for complete financial statements.

     Newmont completed the required documentation, designation and effectiveness assessments for certain derivative instruments acquired as part of the acquisition of Normandy to qualify for hedge accounting under Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," on February 15, 2002. Accordingly, all acquired derivatives were recorded at fair value, with the changes in fair value recorded in income for the period January 1, 2002 to February 15, 2002 in the Unaudited Pro Forma Combined Condensed Statement of Operations. A loss of $249.3 million associated with Normandy's derivative instruments was recorded during this period. Subsequent to February 15, 2002, a significant portion of the changes in fair value of Normandy's derivative instruments was recorded in Other comprehensive income (loss) in accordance with the requirements of SFAS 133.

Note 2--Pro Forma Adjustments to Record the acquisition of 100% of Normandy

     The  following  adjustments  have  been  made to the  Unaudited  Pro  Forma
Combined  Condensed  Statements  of Operations  for the year ended  December 31,
2002:

a) Reverses the amortization of deferred hedging gains Normandy realized on the early settlement of derivative instruments prior to adopting SFAS 133. The gains were deferred under US GAAP and were being recognized as the ounces of gold, to which the original contracts applied, were produced and sold. The purchase price allocation reduced the deferred hedging gains to zero since they had no fair value. Also includes the elimination of inter-company royalty revenue recorded by Franco-Nevada related to Newmont and Normandy mining properties.

b) Records the elimination of inter-company royalty costs recorded by Newmont and Normandy mining properties relating to royalties held by Franco-Nevada. Also records the impact of increasing the total expected mine reclamation costs for certain Normandy properties to conform with Newmont policies. The increase was recognized from the assumed acquisition date utilizing an incremental method based on units of production.

c) Adjusts Depreciation, depletion and amortization to account for the acquisition as if the Transaction had occurred January 1, 2002 in a manner consistent with the policies of depreciation, depletion and amortization utilized by Newmont. This adjustment results in an increase to depreciation expense due to the step up in value of long-lived assets subject to depreciation, depletion and amortization as part of the purchase price allocation. Also adjusts for the amortization of Mineral interests and other intangible assets under SFAS No. 142 "Goodwill and Other Intangible Assets."

d) Records the impact of recording Normandy's long-term debt at fair value and amortizing the resulting difference from face value as a component of interest expense.

e)   To  account  for  the  income  tax  (expense)  benefit  of  the  pro  forma
     adjustments   resulting   from  the  impact  of  the  purchase   accounting
     adjustments.

f) To record the effects attributable to minority interest of the pro forma adjustments.

g) To account for the effects of the difference between the carrying values of equity investees at fair value and their underlying US GAAP net book values. The majority of the impact relates to depletion of mineral reserves in the underlying equity investees. Also eliminates Equity income (loss) of affiliates recorded by Franco-Nevada related to its 19.8% interest in Normandy.

h) Adjusts the pro forma combined weighted-average basic and diluted shares outstanding for the twelve-month period ended December 31, 2002 and assumes that the shares issued for the acquisition of Normandy and Franco-Nevada were issued on January 1, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEWMONT MINING CORPORATION
                                                (Registrant)


Date: April 22, 2002                      By:   /s/    BRUCE D. HANSEN
                                             -----------------------------------
                                                     Bruce D. Hansen
                                              Senior Vice President and Chief
                                                   Financial Officer
                                               (Principal Financial Officer)



                                          By:   /s/    DAVID W. PEAT
                                             -----------------------------------
                                                     David W. Peat
                                            Vice President and Global Controller
                                               (Principal Accounting Officer)



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